Exhibit (16)

Powers of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in all of his or her capacities as a Trustee of The FBR Funds, a Delaware statutory trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the AFBA 5Star Funds into the portfolios of The FBR Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

DATED this 28th day of December, 2009

/s/ David H. Ellison
David H. Ellison
Trustee and President

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Funds (the “Trust”), a Delaware business trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the AFBA 5Star Funds into the portfolios of The FBR Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 28th day of December, 2009

/s/ Michael A. Willner
Michael A. Willner
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Funds (the “Trust”), a Delaware business trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the AFBA 5Star Funds into the portfolios of The FBR Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 28th day of December, 2009

/s/ Reena Aggarwal
Reena Aggarwal
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Funds (the “Trust”), a Delaware business trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the AFBA 5Star Funds into the portfolios of The FBR Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 28th day of December, 2009

/s/ William E. Cole, Jr.
William E. Cole, Jr.
Trustee

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Patrick W. D. Turley, Kimberly Bradshaw and Kristin Stelljes, each of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in and all of his or her capacities as a Trustee of The FBR Funds (the “Trust”), a Delaware business trust, to sign on his or her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the AFBA 5Star Funds into the portfolios of The FBR Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.  This power of attorney hereby revokes any and all powers of attorney previously granted by the undersigned in connection with the aforementioned matters.

DATED this 28th day of December, 2009

/s/ Charles O. Heller
Charles O. Heller
Trustee